                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1997


                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                   000-21057                       86-0712225
  (State of                (Commission File                 (IRS employment
Incorporation)                 Number)                     identification no.)


                               1431 GREENWAY DRIVE
                                    SUITE 345
                               IRVING, TEXAS 75038
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (972)-756-8184



                                                               PAGE 1 OF 6 PAGES


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Paragraph (b) of Item 7 of the Form 8-K previously filed on October 7, 1997 is hereby amended to read as follows:

Item 7.    Financial Statements and Exhibits.

(b) Proforma financial information. Proforma financial statements of the Company and the New York Companies as of July 31, 1997 and for the year ended July 31, 1997, giving effect to the acquisition of the New York Companies, are set forth on pages 3 through 5 of this report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DYNAMEX INC.



Date:  November 26, 1997                      By: /s/ Robert P. Capps
                                                 ---------------------------
                                                 Robert P. Capps
                                                 Vice President, Chief Financial
                                                 Officer


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                          DYNAMEX INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                              (In Thousands Except
                                 Per Share Data)


                                                                                                 The
                                                          The New York                         Company
                                           The Company     Companies                           Proforma
                                            July 31,         May 31,       Proforma             July 31,
                                             1997             1997        Adjustments            1997
                                           ---------       ---------       ---------           ---------
ASSETS

CURRENT
    Cash and cash equivalents              $   1,326       $     338       $      --           $   1,664
    Accounts receivable - net                 20,867           2,156              --              23,023
    Prepaid and other current assets           3,898             519              --               4,417
                                           ---------       ---------       ---------           ---------
                                              26,091           3,013              --              29,104

PROPERTY AND EQUIPMENT - net                   5,787              94              --               5,881
INTANGIBLES - net                             54,036               9          11,918(2)           65,963
OTHER ASSETS                                   2,237              30              --               2,267
                                           ---------       ---------       ---------           ---------

                                           $  88,151       $   3,146       $  11,918           $ 103,215
                                           =========       =========       =========           =========


LIABILITIES

CURRENT LIABILITIES                        $  14,663       $   2,964       $  (2,500)          $  15,127

LONG-TERM DEBT                                32,388              --          14,600(1)           46,988


STOCKHOLDERS' EQUITY                          41,100             182            (182)             41,100
                                           ---------       ---------       ---------           ---------

                                           $  88,151       $   3,146       $  11,918           $ 103,215
                                           =========       =========       =========           =========

            See accompanying notes to unaudited proforma consolidated
                         condensed financial statements



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



                          DYNAMEX INC. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (In Thousands Except Per Share Data)

                                                                                                                     The
                                                                      The New York                                 Company
                                                  The Company        Companies year                                proforma
                                                   year ended         ended May 31,         ProForma              year ended
                                                 July 31, 1997            1997            Adjustments           July 31, 1997
                                                 ---------------     ----------------    ---------------       -----------------
SALES                                              $ 131,867         $  21,835             $      --             $ 153,702

COST OF SALES                                         87,193            16,657                                     103,850
                                                   ---------         ---------             ---------             ---------

GROSS PROFIT                                          44,674             5,178                                      49,852

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                            33,318             4,541                (1,959)(2)            35,900

DEPRECIATION AND AMORTIZATION
                                                       3,543                52                   708(3)              4,303
                                                   ---------         ---------             ---------             ---------

OPERATING INCOME                                       7,813               585                 1,251                 9,649

INTEREST EXPENSE                                       1,481                48                 1,120(4)              2,649
OTHER (Income)                                            --             1,500                (1,500)(1)                --
                                                   ---------         ---------             ---------             ---------

INCOME (LOSS) BEFORE TAXES                             6,332              (963)                1,631                 7,000

INCOME TAXES                                           2,485               114                   223(5)              2,822
                                                   ---------         ---------             ---------             ---------

NET INCOME                                         $   3,847         $  (1,077)            $   1,408             $   4,178
                                                   =========         =========             =========             =========

NET INCOME PER COMMON SHARE                        $    0.56         $      --             $      --             $    0.61
                                                   =========         =========             =========             =========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING             6,836                --                    --                 6,836
                                                   =========         =========             =========             =========


          See accompanying notes to the unaudited proforma consolidated condensed financial statements




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

DYNAMEX INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PROFORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

         The accompanying Unaudited Proforma Consolidated Condensed Balance Sheet presents the financial condition of the Company as if the acquisition of City Courier, Inc., New York Document Exchange Corporation and Eastside/Westside, Inc. (collectively, the "New York Companies") had occurred as of July 31, 1997. The Unaudited Proforma Consolidated Condensed Statement of Operations for the year end July 31, 1997, presents the results of operations of the Company as if the acquisition of the New York Companies had occurred as of the beginning of such period.

Adjustments to Proforma Condensed Balance Sheet:

         (1)       To reflect purchase of the New York Companies.                          (in thousands)
                      The purchase price is comprised of:
                                 Cash                                                         $12,100
                                 Liabilities assumed                                            2,500
                                                                                              -------
                                                                                              $14,600
                                                                                              =======

                  The cash portion of the purchase price was financed with borrowings from the Company's revolving credit facility.

         (2) To reflect the New York Companies and to adjust the assets and liabilities of the New York Companies to fair value. The purchase price is allocated as follows:

                                                                                       (in Thousands)
                                 Purchase price                                           $12,100
                                 Net book value of the New York Companies                    (182)
                                                                                          -------
                                 Excess of purchase price over net book
                                    value of assets acquired                              $11,918
                                                                                          =======

Adjustments to Proforma Condensed Statement of Operations:

          (1)  To eliminate effect of payment triggered by acquisition.
          (2) To adjust the New York Companies operating costs for certain non-ongoing items.
          (3) To adjust depreciation and amortization to reflect effect of allocation of purchase price.
          (4) To adjust interest expense to reflect additional borrowings related to acquisition.
          (5)  To adjust provision for income taxes.




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